Exhibit C
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                                                                      EX-99.CERT

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert A. Crowley,  President (Chief Executive  Officer) and Treasurer (Chief
Financial  Officer) of the Crowley  Portfolio  Group,  Inc. (the  "Registrant"),
hereby certify that:

1.   The  Registrant's  periodic  report  on Form  N-CSR  for the  period  ended
     November 30, 2004 (the "Form N-CSR") fully  complies with the  requirements of  Section  13(a) or  15(d) of the  Securities  Exchange  Act of 1934,  as
     amended, as applicable; and

2.   The  information  contained  in the  Form  N-CSR  fairly  presents,  in all material respects, the financial condition and results of operations of the
     Registrant.

Date:             January 28, 2005

By:               /s/ Robert A. Crowley
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Name:             Robert A. Crowley
Title:            President (Chief Executive Officer)

Date:             January 28, 2005

By:               /s/ Robert A. Crowley
                  ---------------------
Name:             Robert A. Crowley
Title:            Treasurer (Chief Financial Officer)